DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Global Value Fund (the “Fund”)

Supplement to the current Summary Prospectus (the “Prospectus”)

The Board of Trustees (“Trustees” or “Board”) of Delaware Group Global & International Funds (the “Trust”) approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to serve as sub-advisors and provide certain sub-advisory services to the Fund from time to time at the discretion of Delaware Management Company (the “Manager”).

In connection therewith, the following replaces the information in the section of the Fund’s Prospectus entitled “Fund summary —What are the Fund’s principal investment strategies?”:

The Fund seeks to achieve its objective by investing primarily in US and non-US companies, which may include companies located or operating in developed or emerging countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located throughout the world, including the United States, and the Fund will invest at least 40% of its net assets in non-US securities.

The Fund may invest in companies across all market capitalizations, although the Fund will typically invest in mid- and large-cap equity securities. More than 25% of the Fund’s total assets may be invested in the securities of issuers located in the same country; however, the Fund will limit investments in emerging market securities to 25% of the Fund’s net assets.

In selecting investments for the Fund:

•The Manager searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.
•The Manager believes that the potential for exceptional returns can be realized by assembling a global portfolio of fundamentally strong companies that have superior business prospects and that are priced below the Manager’s estimate of intrinsic value.
•Fundamental research and analysis are the driving forces behind each security chosen by the Manager. Security selection is based on relative value comparisons, applying the Manager’s understanding of industry cycles, global competitors, and company-specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.
•The Manager places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The Manager constructs a portfolio on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sectors.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The following information is added into the section of the Fund’s Prospectus entitled “Fund summary — Who manages the Fund?”:
Sub-advisors
Macquarie Investment Management Global Limited
Macquarie Funds Management Hong Kong Limited

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 30, 2019.